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Salesforce Proxy Statement Supplement May 2025 1

Forward looking statements This presentation contains forward-looking statements about, among other things, trend analyses and statements regarding future events, anticipated growth and industry prospects, and our strategies, expectation or plans regarding product releases and enhancements. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, results or outcomes could differ materially from those expressed or implied by these forward-looking statements. The risks and uncertainties referred to above include those factors discussed in Salesforce's reports filed from time to time with the Securities and Exchange Commission, including, but not limited to: our ability to meet the expectations of our customers; uncertainties regarding Al technologies and its integration into our product offerings; the effect of evolving domestic and foreign government regulations; regulatory developments and regulatory investigations involving us or affecting our industry; our ability to successfully introduce new services and product features, including related to AI and Agentforce; our ability to execute our business plans; the pace of change and innovation in enterprise cloud computing services; and our ability to maintain and enhance our brands. 2

Executive Summary FY25 was a pivotal year for Salesforce as we laid the groundwork to capture the massive opportunity with Agentforce • Relentless focus on profitable growth and financial discipline delivered record-breaking revenue, operating margin and cash flow • Closed 5,000 Agentforce deals in the first 90 days after Agentforce launched • Meaningfully expanded addressable market, positioning Salesforce for significant long-term value creation As a result of our transformation journey, Salesforce is ideally positioned to lead the digital labor revolution Salesforce delivered record performance results in FY25 Executive compensation is designed to incentivize trailblazing leadership in the era of AI-driven transformation Compensation opportunities are market-competitive, performance-based, and tied to key measures of strategic growth • FY25 target pay levels reflected strong prior-year financial and TSR performance and were set before the 2024 ‘say-on-pay’ vote • Every share of CEO’s FY25 equity incentives is tied to achievement of performance targets or sustained stock price growth • Rigorous performance targets reflect our strategic priorities and require outperformance • FY25 annual incentive payout was capped at target, despite above-target performance • FY22 PRSUs earned at 80% of target, despite outperforming the median of the Nasdaq-100 companies In response to stockholder feedback following our 2024 Annual Meeting, the Compensation Committee: • Made a commitment to not grant future supplemental off-cycle equity awards to NEOs • Established a new peer group for FY26 compensation decisions • Reduced CEO’s FY26 target equity award value by ~17% • Enhanced performance orientation of FY26 incentive program: 1) in addition to relative TSR, included new PRSU metric to measure both non-GAAP operating margin and subscription and support revenue growth; 2) introduced performance options tied to Agentforce and Data Cloud strategy; and 3) revised annual bonus program to focus on profitable growth and strategic priorities Highly accomplished Board oversees our strategy and growth Our directors’ collective skills and experiences—including proven track records of leading profitable growth strategies, deep software industry experience, and investor expertise—enable effective oversight of management • Refreshed committee leadership and composition provide fresh perspectives and aligns expertise to current business needs 3

4 Salesforce at a Glance 1Source: IDC, Worldwide Semiannual Software Tracker, October 2024. CRM market includes the following IDC-defined functional markets: Sales Force Productivity and Management, Marketing Campaign Management, Customer Service, Contact Center, Advertising, and Digital Commerce Applications. Salesforce is the #1 AI Customer Relationship (CRM) service designed to drive customer success. Through Agentforce and our suite of customizable agents and tools, Salesforce uses autonomous AI and its integrated platform of Customer 360 apps to help companies connect with customers in a whole new way. Ranked #1 for CRM Applications based on IDC 2024 H1 Revenue Market Share Worldwide.1

Agentforce is the Next Evolution of Salesforce


Wave 1
Predictive
Wave 1
Copilots
Wave 3
Agents
Wave 4
Robotics
2018
Pioneering prompting with DecaNLP
2022
CodeGen LLM
2024
xGen Sales & xLAM LLMS
2016
Salesforce Einstein
Office of Ethical & Human Use
Einstein Search
CodeTF & Code T5 LLMs
2023
Einstein GPT
2024
Agentforce
Founded AI Research team
Vision & Language
Conversation Insights
Einstein Copilot
Bots
Prediction Builder
Recommendation Builder
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

+ **Agentforce 2.0 is defining a new era of AI.**
  Our latest technology is truly revolutionary–it seamlessly brings together AI, data, apps, and automation with humans to reshape how work gets done.

+ **Our technology is empowering growth for Salesforce and the global economy.**
  Agentforce 2.0 is unlocking the power of the digital labor force. With our capabilities, businesses no longer need to choose between scale and efficiency–they can deliver both.

+ **Salesforce teams are the first to bring these AI capabilities to market.**
  We are leading an agent-first future for our customers and ourselves.

5

Achieving Profitable Growth at Scale Delivered record revenue, operating margin, & cash flow in FY25 1Dollar amounts shown in billions. 2Non-GAAP Operating Margin is a non-GAAP financial measure. Refer to the Appendix for an explanation of non-GAAP financial measures and why we believe these measures can be useful, as well as a reconciliation of non-GAAP financial measures to the most comparable GAAP measures. Operating Cash Flow1 Remaining Performance Obligation1 Revenue1 16% CAGR 29% CAGR Total Capital Returned to date through Share Repurchases and Dividends $21B 6 15% CAGR 2

Executive and Board Leadership Updates Promoting effective execution and oversight of Salesforce’s long-term business strategy 7 ● Robin Washington appointed Chief Operating and Financial Officer, effective March 2025 ○ Decades of C-suite experience leading financial and operational strategy, including at Gilead Sciences, Hyperion, and PeopleSoft ○ Former Chair of Audit & Finance Committee and Lead Independent Director, during which time she has built strong relationships with our investors ○ Remains a Director, allowing both the Board and management to benefit from her expertise; not serving on independent committees ● Srini Tallapragada assumed expanded role as Chief Engineering & Customer Success Officer, effective March 2025 ○ Uniting engineering with customer success, technical support and professional services as we drive Agentforce and other priorities forward ● Additional leadership appointments to further align our technology, product, and revenue functions with our strategic vision ● Arnold Donald appointed Lead Independent Director, effective March 2025 ● Ongoing refreshment of committee leadership and composition; new Committee Members include: ○ Mason Morfit of ValueAct Capital appointed Chair of the Compensation Committee ○ John Roos appointed Chair of the Nominating & Corporate Governance Committee Robin Washington Arnold Donald

Highly Qualified Board Provides Effective Oversight

salesforce



Marc Benioff
Chair, CEO & Co-Founder, Salesforce
Director since 1999



Arnold Donald
Lead Ind. Director, Salesforce; Former President & CEO, Carnival Corporation
Director since 2023 ⓘ



Laura Alber
President & CEO, Williams-Sonoma
Director since 2021 ⓘ



Craig Conway
Former President & CEO, PeopleSoft
Director since 2005 ⓘ



Parker Harris
Co-Founder, Salesforce & CTO of Slack
Director since 2018



Neelie Kroes
Cyber & Privacy Committee Chair, Salesforce; Former VP, European Commission
Director since 2016 ⓘ



Sachin Mehra
Audit Committee Chair, Salesforce; CFO, Mastercard
Director since 2023 ⓘ



Mason Morfit
Compensation Committee Chair, Salesforce; Co-CEO & CIO, ValueAct Capital
Director since 2023 ⓘ



Oscar Munoz
Business Transformation Committee Chair, Salesforce; Former Chair & CEO, United Airlines
Director since 2022 ⓘ



John V. Roos
Nominating & Corp. Governance Committee Chair, Salesforce; Co-Founder, Geodesic Capital
Director since 2013 ⓘ



Robin Washington
COFO, Salesforce; Former EVP & CFO, Gilead Sciences
Director since 2013



Maynard Webb
Founder, Webb Investment Network
Director since 2006 ⓘ

ⓘ Independent

Key Experiences

- Public Company Board (10)
- Public or Large Company Senior Executive (10)
- Succession Planning/Leadership Transitions (9)
- Software Industry (8)
- Cloud Computing Technology (6)
- Government/Regulatory (6)

Key Skills

- Profitable/Sustainable Growth (11)
- International Operations (10)
- Operational Efficiency (10)
- Capital Allocation (9)
- Financial Statements/Accounting (9)
- Cybersecurity or Data Privacy (6)
- Marketing/Branding (6)
- Sales Distribution (5)

8

Say-on-Pay Responsiveness Process In response to the 2024 say-on-pay vote, the Board took immediate actions to conduct a fresh review of our executive compensation program 9 Refreshed Compensation Governance ● Welcomed Mason Morfit and Maynard Webb as new Members, joining Neelie Kroes and John Roos ● Appointed Mr. Morfit as the new Chair, effective January 2025; brings deep experience as an investor and expertise in designing executive compensation programs at companies navigating transformational changes ● Retained a new compensation consultant in September 2024 ● Compensation consultant provided a fresh perspective on our program and design, a valuable input to the Company’s numerous and significant responsive actions Conducted Board-led Engagement Focused on Compensation Engaged with 15 of these stockholders, collectively representing 17% of shares outstanding Invited 28 institutional stockholders, collectively representing 39% of shares outstanding, to meet with the Board to discuss executive compensation Compensation Committee and Board Members attended 100% of these meetings Retained a New Independent Compensation Consultant Refreshed the Compensation Committee

Stockholder Feedback & Board Responsiveness

Took actions that are directly responsive to key areas of feedback

What We Heard - Key Themes	What We Did - Our Perspectives & Actions
Supplemental Off-Cycle Equity Awards	**Committed to not grant future supplemental off-cycle equity awards to NEOs, except in extraordinary circumstances** or in connection with new hires and promotions
Compensation Peer Group	Established **new compensation peer group** in fall 2024 for FY26 NEO compensation decisions made in March 2025 **Removed several mega cap companies** (Amazon, Alphabet, Apple, and Meta Platforms)
CEO Pay Trajectory	Enhanced performance orientation of fiscal 2026 incentive program by introducing performance options for all NEOs; **CEO's FY26 equity award pays out solely based on financial results & relative TSR performance** (67% PRSUs and 33% performance options)
Personal Security and Corporate Aircraft	**Capped CEO aircraft and security perquisites** for FY25 and FY26
Incentive Program Structure and Design	**Redesigned FY26 incentive program** to directly link rewards to profitable growth and strategic execution of Agentforce and Data Cloud initiatives (see next slide for additional detail on FY26 incentive program redesign and metrics)
Incentive Program Disclosures: PRSU Goal Setting	**Enhanced disclosure** regarding measurement periods and goal-setting for our PRSU program **Set all three "Margin & Growth" goals for our FY26 PRSUs at grant**, reflecting improved predictability in our long-range plan
Incentive Program Disclosures: Annual Performance Bonus Plan Goals	Expanded disclosure of **threshold and maximum performance goals** for FY25

10

Evolution of Our Compensation Program Framework

Aligned program with stockholder interests through key metrics tied to growth priorities and the next phase of our transformation journey

Element	FY25 Metrics	Changes to FY26 Incentive Program Design and Metrics
Base Salary	• N/A	• Did not adjust base salaries for current NEOs[1]
Annual Performance-Based Cash Bonus	• Revenue (33.33%) • Operating Cash Flow (33.33%) • Non-GAAP Income from Operations (33.33%)	• **Linked directly to two equally weighted financial metrics** selected as key indicators of profitable growth: Subscription and Support Revenue and non-GAAP Operating Income • **Adjusted up or down by a strategic multiplier** based on assessment of strategic objectives aligned to Salesforce's strategy and priorities for a given fiscal year • Did not adjust target bonus opportunities for current NEOs[1]
Performance-Based Restricted Stock Units	• Non-GAAP Operating Margin (50%) • Relative TSR (50%)	• **Introduced a Margin & Growth metric** based on progress against our profitable growth strategy and transformation; new metric measures both non-GAAP Operating Margin and Subscription and Support Revenue growth • **Set rigorous Margin & Growth goals** for each measurement period during the three-year performance period at grant; earned PRSUs eligible to "cliff" vest three years after grant
Restricted Stock Units	• Stock Price	• No change; constitutes half of the long-term equity award mix for NEOs other than the CEO
FY25 Stock Options FY26 Performance Options	• Stock Price	• **Introduced Performance Options for all NEOs**, earned based on attainment against a one-year Agentforce and Data Cloud performance metric designed to directly link payouts to rapid adoption of AI technologies • **Shifted to Performance Options for CEO's equity mix** (instead of time-based options) • Any earned Performance Options vest over four years


Long-Term Equity Mix
FY25
CEO
40%
60%
Other NEOs2
50%
50%
FY26
CEO3
33%
67%
Other NEOs2
50%
33%
17%
PRSUs
RSUs
FY25 Stock Options
FY26 Performance Options

[1]Other than for Srini Tallapragada, our recently-elevated President and Chief Engineering and Customer Success Officer.
[2]Brian Millham's FY25 award was split evenly between stock options and RSUs up to the amount required under his pre-existing agreement, with the remaining value delivered in PRSUs.
[3]CEO's FY26 equity mix pays out solely based on financial results & relative TSR performance.

11

Thank You 12

Spotlight on AI Governance Trusted AI Resources AI Acceptable Use Policy Customer-facing policies for the ethical use of Salesforce AI. sfdc.co/AI-Policy Responsible AI Guidelines Guidelines for the ethical design and development of generative and agentic AI. sfdc.co/responsible-agents More AI Resources Explore more essential resources for trusted AI sfdc.co/trusted-ai-resources ●AI Trust Council for internal executive decision-making ●Ethical Use Advisory Council for external expert strategic guidance ●Cybersecurity & Privacy Committee of the Board oversees Salesforce’s evolving AI-related policies, programs and risks, in alignment with the full Board and other Committees ●Government Affairs Team engages with policymakers, businesses, and civil society to advance responsible AI policies that promote enterprise AI adoption with trust and security at the core ● The Office of Ethical and Humane Use helps ensure Salesforce technologies are designed, developed and used in an ethical, accessible and inclusive manner ●AI Product Legal team closely partners with our AI Technology & Product teams to ensure compliance with laws via product reviews ● Technology, Product, & Legal incorporate "lessons learned" from customer negotiations to feed back into our product development lifecycle Driving Agentforce innovation and governance grounded in trust 13

This presentation includes information about non-GAAP Operating Margin (a “non-GAAP financial measure”). Non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP financial measures when planning, monitoring, and evaluating the company’s performance. The primary purpose of using non-GAAP financial measures is to provide supplemental information that may prove useful to shareholders and to enable shareholders to evaluate the company’s results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides shareholders with a more complete view of the company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the company’s business. Further, to the extent that other companies use similar methods in calculating non-GAAP financial measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results. Non-GAAP Operating Margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the amortization of purchased intangibles, stock-based compensation expense and charges related to the restructuring initiative. Non-GAAP Financial Measures 14

GAAP to Non-GAAP Financial Reconciliation 1Non-GAAP income from operations excludes the impact of the amortization of purchased intangibles, stock-based compensation and charges related to restructuring initiatives. 2Stock-based compensation expense included in this table excludes stock-based compensation expense related to restructuring initiatives, which is included in the Restructuring line. 3GAAP operating margin is the proportion of GAAP income from operations as a percentage of GAAP revenue. Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. 15 (in millions) Fiscal Year Ended January 31 Non-GAAP income from operations¹ 2025 2024 2023 2022 2021 GAAP income from operations $7,205 $5,011 $1,030 $548 $455 Plus: Amortization of purchased intangibles 1,651 1,869 1,951 1,624 1,121 Stock-based compensation expense² 3,181 2,764 3,259 2,779 2,190 Restructuring 461 988 828 0 0 Non-GAAP income from operations¹ $12,498 $10,632 $7,068 $4,951 $3,766 Revenue $37,895 $34,857 $31,352 $26,492 $21,252 GAAP operating margin³ 19.0% 14.4% 3.3% 2.1% 2.1% Non-GAAP operating margin³ 33.0% 30.5% 22.5% 18.7% 17.7%